TIP FUNDS

                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

                          Supplement Dated July 1, 1999

                      To Prospectus Dated January 31, 1999

         Under the heading "Dividends and Distributions" on page 9 of the prospectus, the first sentence has been deleted and replaced to read as follows:

         Penn Capital Strategic High Yield Bond Fund declares its net investment income daily and distributes it monthly as a dividend to shareholders.



TPI-A-002-01000